                               As filed with the Commission on February 24, 2003
                                                      1933 Act File No. 33-34079
                                                      1940 Act File No. 811-6071

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Post-Effective Amendment No.36......................................... [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. 48....................................................... [X]

                             BT INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                         (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                  Copies to:      Burton M. Leibert, Esq.
One South Street                                        Willkie Farr & Gallagher
Baltimore, Maryland  21202                              787 Seventh Ave
(Name and Address of Agent                              New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[_] On (date) pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] On (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] On (date)pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Cash Management Portfolio, Treasury Money Portfolio, Equity 500 Index Portfolio, and Liquid Assets Portfolio also have executed this Registration Statement.]

                                    [GRAPHIC]



                 Investment Class
Prospectus

                     February 24, 2003

                Scudder Equity 500 Index Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Equity 500 Index Fund --  Investment Class

                      Overview of the
                      Equity 500 Index Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       5  Principal Risks of Investing in
                          the Fund

                       5  Who Should Consider Investing
                          in the Fund

                       6  Total Returns, After Fees and
                          Expenses

                       7  Fees and Expenses of the Fund

                       A Detailed Look at the
                       Equity 500 Index Fund

                         8 Objective

                         8 Index Investing Versus Active
                           Management

                         9 Strategy

                         9 Principal Investments

                        10 Investment Process

                        10 Risks

                        11 Information Regarding the
                           Index

                        12 Management of the Fund

                       How to Invest in the Fund

                        17 Buying and Selling Investment
                           Shares

                        18 Policies You Should Know
                           About

                        21 Performance Information

                        22 Other Rights We Reserve

                        23 Understanding Distributions
                           and Taxes

                        25 Financial Highlights

Overview of the Equity 500 Index Fund -- Investment Class

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index'), which emphasizes stocks of large US companies.

Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

Investment Policies and Strategies: The Fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The

--------------------------------------------------------------------------------

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

                        Scudder Equity 500 Index Fund -- Investment Class  |  3

Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The Fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment advisor will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the Fund may occasionally diverge.


4  |  Scudder Equity 500 Index Fund -- Investment Class

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks held by the Fund could perform poorly.

         . Stocks could decline generally or could underperform other investments.

         . Returns on large US companies' stock, in which the Fund invests, could trail the returns of stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

         . The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected.

         . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking capital appreciation over the long term, exposure to the US equity market as represented by larger companies, and investment returns that track the performance of the S&P 500 Index. There is, of course, no guarantee that the Fund will realize its objective.

         You should not consider investing in the Fund if you are:

         . pursuing a short-term financial goal;

         . seeking regular income and stability of principal;

         . unable to tolerate fluctuations in the value of your investments; or

         . seeking to outperform the S&P 500 Index.

         The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio. The Fund also offers other classes with different fees, expenses and investment minimums.

         An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        Scudder Equity 500 Index Fund -- Investment Class  |  5

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund's Investment Class by showing changes in the Fund performance related to the Investment Class from year to year. The Investment Class of the Fund was organized in conjunction with the combination of the Equity 500 Index Fund Investment (the 'Acquired Fund') and the Fund. The Acquired Fund was, and the Fund is, a feeder fund investing all of its investable assets in the same master portfolio, the Equity 500 Index Portfolio. The bar chart shows the actual return of the Fund's Investment Class for each full calendar year since the Fund's Investment Class began selling shares on December 31, 1992 (inception date). The table compares the average annual return of the Fund's Investment Class with the S&P 500 Index over the last calendar year, the last five calendar years and since the inception of the Fund's Investment Class. The S&P 500 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's performance results.

The table also shows the after-tax returns of the Fund's Investment Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.
 Year-by-Year Returns (each full calendar year since inception)
                                    [CHART]

1993   1994    1995    1996    1997    1998    1999    2000    2001     2002
-----  -----  ------  ------  ------  ------  ------  ------  -------  ------
9.53%  1.15%  37.15%  22.83%  33.02%  28.57%  20.59%  -9.36%  -12.17%  -22.25%


For the periods shown in the bar chart, the highest return of the Fund's Investment class in any calendar quarter was 11.81% (fourth quarter 1998) and its lowest quarter was -9.60% (third quarter 2002).

Performance for Periods Ended December 31, 2002
Average Annual Returns
                                                           1 Year  5 Years 10 Years
-----------------------------------------------------------------------------------
Investment Return Before Taxes                             -22.25% -0.82%   9.07%
-----------------------------------------------------------------------------------
Investment Return After Taxes on Distributions             -23.40% -4.54%   5.14%
-----------------------------------------------------------------------------------
Investment Return After Taxes on Distributions and Sale of
Fund Shares                                                -14.37% -3.56%   0.00%
-----------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)                                                     -22.10% -0.59%   9.34%
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

6  |  Scudder Equity 500 Index Fund -- Investment Class

Fees and Expenses of the Fund

(expenses paid from Fund assets)

The Annual Fund Operating Expenses table below describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the Equity 500 Index Fund.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in shares of the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you reinvested all dividends and distributions and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.


         Annual Fund Operating Expenses
                                                         Percentage of
                                                         Average Daily
                                                         Net Assets/1/
         Management Fees                                     0.05%
         -------------------------------------------------------------
         Distribution and Service (12b-1) Fees                None
         -------------------------------------------------------------
         Other Expenses                                      0.31%
         -------------------------------------------------------------
         Total Fund Operating Expenses                       0.36%
         -------------------------------------------------------------
         Less: Fee Waivers and/or Expense Reimbursements    -0.11%
         -------------------------------------------------------------
         Net Expenses                                        0.25%/2/
         -------------------------------------------------------------

Expense Example/3/

                         1 Year 3 Years 5 Years 10 Years
                          $26    $105    $191     $445
                        --------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the Equity 500 Index Portfolio, the master portfolio in which the Fund invests its assets. A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.

/2/ The investment advisor and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 2001, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'.

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

                        Scudder Equity 500 Index Fund -- Investment Class  |  7

A Detailed Look at the Equity 500 Index Fund -- Investment Class

Objective

         The Fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large US companies.

         The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the S&P 500 Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Index Investing Versus Active Management

         Active management involves the investment advisor buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

         . indexing provides simplicity because it is a straightforward market-replicating strategy;

         . index funds generally provide diversification by investing in a wide variety of companies and industries;

         . an index fund's performance is generally predictable in that the fund's value is expected to move in the same direction, up or down, as the target index;

         . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research. Also, index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

         . index funds generally realize low capital gains.

8  |  Scudder Equity 500 Index Fund -- Investment Class

Strategy

         The Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment advisor, will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index using a process known as 'optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

         Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the Fund if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment advisor may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index.

--------------------------------------------------------------------------------

Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


                        Scudder Equity 500 Index Fund -- Investment Class  |  9

         The Fund may also hold up to 20% of its assets in short-term debt securities and money market instruments.

Investment Process

         In an effort to run an efficient and effective strategy, the Fund uses the process of 'optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, we try to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

Risks

         Set forth below are some of the prominent risks associated with investing in general, with index investing and with investing in large cap stocks.

         Primary risks

         Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

         Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the S&P 500 Index exactly:

         . Unlike an index, the Fund incurs administrative expenses and transaction costs in trading stocks.

         . The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

         . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation

--------------------------------------------------------------------------------

Portfolio Turnover. The Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.


10  |  Scudder Equity 500 Index Fund -- Investment Class
           would likely cause the Fund's performance to deviate from the 'fully invested' S&P 500 Index.

         Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

         The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

         . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

         . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Information Regarding the Index

         The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by Standard and Poor's(R) ('S&P'), a division of McGraw-Hill, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities gen-

                       Scudder Equity 500 Index Fund -- Investment Class | 11 erally or in the Fund and the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund and Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund and Portfolio. S&P has no obligation to take the needs of the Fund and Portfolio or the owners of the Fund and Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund and Portfolio to be issued or in the determination or calculation of the equation by which the Fund and Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund and Portfolio, owners of the Fund and Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Management of the Fund

         Scudder Investments is a part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ('DeAM, Inc.'), Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

12  |  Scudder Equity 500 Index Fund -- Investment Class

         Board of Trustees. A Board of Trustees supervises all the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the investment advisor for the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The investment advisor received a fee of 0.05% of the Fund's average daily net assets for its services in the last fiscal year.

         DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients, and as of September 30, 2002, managed approximately $85 billion in assets.

         DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds retail, private and commercial banking, investment banking and insurance.

         Other Services. Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. Scudder Investments Service Company ('SISC') serves as the Fund's transfer agent ('Transfer Agent'). SISC or your service agent performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

                       Scudder Equity 500 Index Fund -- Investment Class  |  13

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement-investment reporting.

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the Equity 500 Index Portfolio. The Fund and the master portfolio have the same objective. The master portfolio is advised by DeAM, Inc. The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. The feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

         Recent Developments. On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. ('NTI'), a subsidiary of Northern Trust Company. Under this agreement, it is proposed that DeAM, Inc. would continue as investment advisor of the master portfolio and NTI would become a sub-advisor to the master portfolio. These changes are expected to be completed, pending Board and shareholder approval and satisfaction of certain other conditions, within three to six months from the date of closing of the transaction. From the date of the closing of the transaction (on or about January 31, 2003) until the shareholders of the Fund approve the sub-advisory agreements with NTI, the investment advisory personnel who provide services to the Fund will be employees of NTI but will be seconded (leased) from NTI to

14  |  Scudder Equity 500 Index Fund -- Investment Class

         DeAM, Inc., and will continue to manage the Fund pursuant to current advisory agreement. After the shareholders approve the new sub-advisory agreement, the employees will no longer be leased to DeAM, Inc., but are expected to continue to provide services to the Fund under the sub-advisory agreement as employees of NTI.

                       Scudder Equity 500 Index Fund -- Investment Class  |  15

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder.

If you're investing through a service agent, your service agent may have its own policies or instructions, and you should follow those.

16  |  Scudder Equity 500 Index Fund -- Investment Class

Buying and Selling Investment Shares

         You may only buy Investment shares if you have a shareholder account set up with a service agent. Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

         Contact your service agent for details on how to enter and pay for your order. The Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services.

         Investment minimums

            Initial investment                                $1,000
            --------------------------------------------------------
            Subsequent investment                                $50
            --------------------------------------------------------
            IRA account
            Initial investment                                  $500
            Subsequent investment                                $50
            --------------------------------------------------------
            Automatic investment plan (minimum/maximum) $50/$250,000
            --------------------------------------------------------
            Minimum account balance                           $1,000
            --------------------------------------------------------

         The Fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.


                       Scudder Equity 500 Index Fund -- Investment Class  |  17

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.


18  |  Scudder Equity 500 Index Fund -- Investment Class

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.


         We do not issue share certificates.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.


                       Scudder Equity 500 Index Fund -- Investment Class  |  19

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of the Fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

20  |  Scudder Equity 500 Index Fund -- Investment Class

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its net asset value at the time of closing.


                       Scudder Equity 500 Index Fund -- Investment Class  |  21

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000 for any reason other than a change in market value

22  |  Scudder Equity 500 Index Fund -- Investment Class

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income quarterly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

                       Scudder Equity 500 Index Fund -- Investment Class  |  23

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions, if any, paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder Fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------

         Your Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

24  |  Scudder Equity 500 Index Fund -- Investment Class

Financial Highlights

The table below provides a picture of the financial performance of the Fund's Investment Class (including its predecessor) for the past five years. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund's Investment Class, assuming reinvestment of all dividends and distributions.

This information for the five years ended December 31, 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements with respect to the Investment Class (including its predecessor), is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Investment shares
(for a share outstanding throughout each period)

                                             For the
                                                 Six
                                              Months
                                               Ended
                                          June 30,//            For the Years Ended December 31,
                                             2002/1/        2001        2000       1999        1998     1997

Per share operating performance:/2/
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $129.28      $150.42     $183.48      $155.96   $124.95      $99.06
------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                       0.75        1.53        1.72         1.98      1.84        1.81
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments and futures contracts      (17.90)     (19.83)     (18.16)       29.81     33.55       30.59
------------------------------------------------------------------------------------------------------------
Total from investment operations          (17.15)     (18.30)     (16.44)       31.79     35.39       32.40
------------------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------------------
Net investment income                      (0.34)      (1.61)      (1.75)       (1.94)    (1.84)      (1.78)
------------------------------------------------------------------------------------------------------------
Net realized gain from investment
and futures transactions                      --       (1.23)     (14.87)          --     (2.54)      (4.73)
------------------------------------------------------------------------------------------------------------
In excess of net realized gain                --          --          --        (2.33)       --          --
------------------------------------------------------------------------------------------------------------
Total distributions                        (0.34)      (2.84)     (16.62)       (4.27)    (4.38)      (6.51)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $111.79     $129.28     $150.42      $183.48   $155.96     $124.95
------------------------------------------------------------------------------------------------------------
Total investment return                   (13.30)%    (12.17)%     (9.36)%      20.59%    28.57%      33.02%
------------------------------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------------------------------
Net assets, end of year
(000s omitted)                            $511,900    $627,373    $818,267   $1,036,354  $860,584   $637,401
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------
Net investment income                       1.20%/3/    1.10%       0.99%        1.18%     1.33%       1.59%
------------------------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements, including expenses of
the Equity 500 Index Portfolio              0.25%/3/    0.25%       0.25%/4/     0.25%     0.25%/5/    0.25%
------------------------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements, including expenses of
the Equity 500 Index Portfolio              0.37%/3/    0.36%       0.38%        0.39%     0.43%       0.46%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/6/                     4%          9%/7/      28%          13%        4%         19%
------------------------------------------------------------------------------------------------------------

/1/ Unaudited.
/2/ Per share amounts for the year ended December 31, 1997 has been restated to reflect a 1:6 reverse stock split effective September 4, 1997.
/3/ Annualized.
/4/ Effective March 15, 2000 the Advisor and Administrator contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.
/5/ Effective May 6, 1998, the Advisor and Administrator contractually agreed to limit its fees from the portfolio to the lesser of 0.05% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.
/6/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.
/7/ Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                       Scudder Equity 500 Index Fund -- Investment Class  |  25

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                      Equity 500 Index Fund-- CUSIP#
                      Investment Class:       055.924.799
                      BT Institutional Funds     811-6071

                                    [GRAPHIC]


  Printed on recycled paper.  (02-24-03) SE500-1-IV

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                               FEBRUARY 24, 2003

BT INSTITUTIONAL FUNDS
SCUDDER EQUITY 500 INDEX FUND--INVESTMENT CLASS

BT Institutional Funds (the 'Trust') is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information relates only to Scudder Equity 500 Index Fund--Investment Class (the 'Fund').

The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Equity 500 Index Portfolio (the 'Portfolio'), an open-end management investment company having the same investment objective as the Fund.

The Fund's Prospectus dated February 24, 2003, which may be amended from time to time provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of a prospectus or a copy of this SAI free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund and the Portfolio for the fiscal year ended December 31, 2001, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated December 31, 2001. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund.

                                TABLE OF CONTENTS

                                                                                                               Page
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................1

   Investment Objective...........................................................................................1
   Investment Policies and Limitations............................................................................1
   Equity Securities..............................................................................................3
   Fixed Income Securities and Money Market Instruments...........................................................4
   Derivative Securities..........................................................................................6
   Derivative Securities: Options.................................................................................7
   Derivative Securities: Futures Contracts and Options on Futures Contracts.....................................11
   Derivative Securities: Hedging Strategies.....................................................................15
   Additional Limitations and Risk Factors.......................................................................17
   Other Investments and Investment Practices....................................................................18
   Additional Risk Factors.......................................................................................21
   Investment Restrictions.......................................................................................23
   Portfolio Transactions and Brokerage Commissions..............................................................27

PERFORMANCE INFORMATION..........................................................................................29

   Standard Performance Information..............................................................................29
   Comparison of Fund Performance................................................................................34
   Economic and Market Information...............................................................................36

VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND.......................................................36

   Valuation of Securities.......................................................................................36
   Redemptions and Purchases in Kind.............................................................................37

PURCHASE AND REDEMPTION OF SHARES................................................................................38

MANAGEMENT OF THE TRUST AND PORTFOLIO............................................................................47

   Trustees and Officers.........................................................................................47
   Information Concerning Committees and Meetings of Trustees....................................................54
   Code of Ethics................................................................................................55
   Investment Advisor............................................................................................55
   Administrator.................................................................................................57
   Distributor...................................................................................................58
   Service Agent.................................................................................................58
   Custodian and Transfer Agent..................................................................................59
   Expenses......................................................................................................59
   Counsel and Independent Accountants...........................................................................60

ORGANIZATION OF THE TRUST........................................................................................60

TAXATION.........................................................................................................61

   Taxation of the Fund..........................................................................................61
   Distributions.................................................................................................62
   Taxation of the Portfolio.....................................................................................63
   Backup Withholding............................................................................................63
   Foreign Shareholders..........................................................................................63
   Other Taxation................................................................................................63

FINANCIAL STATEMENTS.............................................................................................63

ADDITIONAL INFORMATION...........................................................................................64

   Internet Access...............................................................................................64
   Other Information.............................................................................................64

APPENDIX.........................................................................................................66

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 index') which emphasizes stocks of large US Companies. There can, of course, be no assurance that the Fund will achieve its investment objective. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.

                       INVESTMENT POLICIES AND LIMITATIONS

The Fund seeks to achieve its investment objective by investing all of its assets in its corresponding Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

The following is a discussion of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Fund.

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                      EQUITY 500 INDEX FUND
================================================================================
KEY TO TABLE:
[X]  Permitted without stated limit
[_] Permitted without stated limited, but not expected to be used to a significant extent
X    Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------
Common Stock                                                       [X]
--------------------------------------------------------------------------------
Preferred Stock                                                    [X]
--------------------------------------------------------------------------------
Convertible Securities                                             [X]
--------------------------------------------------------------------------------
Medium Capitalization Stocks
-------------------------------------------------------        At least 80%
Large Capitalization Stocks
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------
Short-Term Instruments                                             [_]
--------------------------------------------------------------------------------
Obligations of Banks and Other Financial
Institutions                                                       [_]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                      EQUITY 500 INDEX FUND
================================================================================
KEY TO TABLE:
[X]  Permitted without stated limit
[_] Permitted without stated limited, but not expected to be used to a significant extent
X    Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------
Certificates of Deposit and Bankers Acceptances                    [_]
--------------------------------------------------------------------------------
Commercial Paper                                                   [_]
--------------------------------------------------------------------------------
Variable Rate Securities                                           [_]
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES: OPTIONS
--------------------------------------------------------------------------------
Options on Securities                                              [_]
--------------------------------------------------------------------------------
Options on Securities Indices                                      15%
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES: FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------------------------------------
Futures Contracts                                                  [_]
--------------------------------------------------------------------------------
Futures Contracts on Securities Indices                          5% Net
--------------------------------------------------------------------------------
Options on Futures Contracts (including Contracts                5% Net
on Security Indices)
--------------------------------------------------------------------------------
DERIVATIVE SECURITIES
--------------------------------------------------------------------------------
Hedging Strategies                                                 [_]
--------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------
Illiquid Securities                                                15%
--------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                        15%
--------------------------------------------------------------------------------
Repurchase Agreements                                              [_]
--------------------------------------------------------------------------------
Lending of Portfolio Securities                                    30%
--------------------------------------------------------------------------------
Other Investment Companies                                         10%
--------------------------------------------------------------------------------
S&P 500 Index                                                  At least 80%
--------------------------------------------------------------------------------

                                EQUITY SECURITIES

General. The Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, 'equity securities' include common stock, preferred stock, trust or limited partnership interests, and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

              FIXED INCOME SECURITIES AND MONEY MARKET INSTRUMENTS

Short-Term Instruments. When the Portfolio experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) investment grade commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements.

At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

The Portfolio may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolio investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Portfolio may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then 'accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Variable Rate Securities. The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

                              DERIVATIVE SECURITIES

General. The Portfolio may invest in various instruments that are commonly known as 'derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or 'derived' from, a traditional security, asset or market index. Some 'derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by 'covering' such positions as required by The Securities and Exchange Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, swaps and similar strategies (collectively, 'derivatives') depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

                         DERIVATIVE SECURITIES: OPTIONS

Options on Securities. The Portfolio may purchase and write (sell) put and call options to a limited extend on its portfolio securities ('covered options') in an attempt to increase income. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ('covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is 'covered' if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the 'exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ('net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Portfolio is 'covered' when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a 'closing purchase transaction.' The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may enter into a 'closing sale transaction' which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ('protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Portfolio may purchase and sell options traded on recognized foreign exchanges. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter ('OTC') market with broker-dealers who make markets in these options. The Portfolio will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions.

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's 15% limit on investments in illiquid securities. See 'Illiquid Securities' under 'Other Investments and Investment Practices'. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of US exchange traded securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash 'exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed 'index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be terminated by entering into offsetting closing transactions as described above for securities options.

As discussed in 'Options on Securities,' the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in 'Options on Securities,' the Portfolio would normally purchase 'protective puts' in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Portfolio of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the

Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

    DERIVATIVE SECURITIES: FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Portfolio may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Portfolio or securities or instruments which it expects to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The Portfolio's futures transactions may be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Portfolio owns or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Portfolio expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and, the Portfolio may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated 'contract markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities, foreign government securities or corporate debt securities or municipal securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a good faith deposit to maintain the position ('initial margin'). Daily thereafter, the futures contract is valued and the payment of 'variation margin' may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it engages in these transactions.

One purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Board of Trustees of the Portfolio has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Portfolio assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                    DERIVATIVE SECURITIES: HEDGING STRATEGIES

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These 'hedging' strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of securities.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

..    the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

..    the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

..    possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain 'cover' or to segregate securities; and

..    the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time; however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such 'over hedging' or 'under hedging' may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of default by a counterpart to an off-exchange transaction. See 'Illiquid Securities.'

                     ADDITIONAL LIMITATIONS AND RISK FACTORS

In addition to the risks discussed above, the Portfolio's investments may be subject to the following limitations and risk factors:

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Portfolio's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under 'Derivative Securities: Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See 'Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

                   OTHER INVESTMENTS AND INVESTMENT PRACTICES

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the '1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A securities, although the Board will retain ultimate responsibility for any liquidity determinations.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the value of its portfolio securities to brokers, dealers and other financial organizations. Portfolio will not lend securities to the Advisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a 'finder'.

The Portfolio will adhere to the following conditions whenever its securities are loaned: (1) the Portfolio must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time;
(4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Portfolio must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, the Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market Portfolio managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including governmental securities dealers approved by the Portfolio's Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

                             ADDITIONAL RISK FACTORS

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Portfolio seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Portfolio. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Portfolio, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Portfolio due to variations in sales commissions and other operating expenses. Therefore, investors in the Portfolio should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Deutsche Asset Management Service Center at 1-800-730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Portfolio and will cast all of its votes in the same proportion as the votes of the Portfolio's shareholders. Portfolio shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Portfolio's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Portfolio shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Portfolio to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution 'in kind' of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Portfolio could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Portfolio. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Portfolio may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Portfolio to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the retaining of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Portfolio's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Portfolio's shareholders. If there is a change in the Portfolio's investment objective, the Portfolio's shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Portfolio will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix A to this SAI.

                             INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions are 'fundamental policies' of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a 'majority of the outstanding voting securities' of the Fund or the Portfolio, as the case may be. 'Majority of the outstanding voting securities' under the Investment Company Act of 1940, as amended (the '1940 Act'), and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption 'Additional Restrictions' below. (As an operating policy, the Portfolio may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and options contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective, up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) with respect to 75% of the Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

     (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     (v)     invest for the purpose of exercising control or management;

     (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio
             (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

     (vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

     (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) have no current intention to engage in short selling);

     (ix) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio
             (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term US government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

     (x) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Advisor is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Advisor seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Advisor is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term 'research, market or statistical information' includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Advisor may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. The Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Advisor may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Advisor, it is the opinion of the management of the Portfolio that such information is only supplementary to the Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Portfolio, and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by brokers and dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Advisor's other clients. Investment decisions for the Portfolio and for the Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio in concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

For the fiscal years ended December 31, 2001, 2000 and 1999, Equity 500 Index Portfolio paid brokerage commissions in the amount of $536,156, $810,824 and $678,820, respectively. For the years ended December 31, 2001, 2000 and 1999, the Equity 500 Index Portfolio did not pay brokerage commissions to an affiliate.

                             PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Lipper Flexible Funds Average, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Salomon U.S. Dollar T Bill Index and various unmanaged indices (or a blended rate of several of such indices) or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the NAV and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund and its Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return or yield quotations may be provided, the Advisor, Service Agent or Administrator may have voluntarily agreed to waive portions of its fees on a month to month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi annually that include the Fund's financial statements, including listings of investment securities held by the Portfolio at those dates. Annual reports are audited by independent accountants.

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Total Return: The Fund calculates total return separately for each class of its shares. Each type of share is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)POWER OFn = ERV

Where:

P  =        hypothetical initial payment of $1,000;
T  =        average annual total return;
n  =        period covered by the computation, expressed in years;
ERV  =      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of a Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable 'ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)

The Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)POWER OFn = ATVD

Where:

P  =        hypothetical initial payment of $1,000;
T  =        average annual total return (after taxes on distributions);
n  =        period covered by the computation, expressed in years.

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable 'ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)POWER OFn = ATVDR

Where:

P  =        hypothetical initial payment of $1,000;

T  =        average annual total return (after taxes on distributions and redemption);
n  =        period covered by the computation, expressed in years.
ATVDR =     ending value of a hypothetical $1,000 payment made at the
            beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable 'ATVDR' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =    [(ERV) - 1]
                              ---
                               P

Where:
P  =        hypothetical initial payment of $1,000;
ERV =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable 'ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, a Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total return computed at net asset value for the periods ended December 31, 2002 are set forth in the tables below.

AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                          1-Year                  5-Year                 10-Year
--------------------------------------------------------------------------------
Average Annual Returns (Before Taxes)
--------------------------------------------------------------------------------
Equity 500 Index
Investment Class         -22.25%                 -0.82%                   9.07%
--------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions)
--------------------------------------------------------------------------------
Equity 500 Index
Investment Class         -23.40%                 -4.54%                   5.14%
--------------------------------------------------------------------------------
Average Annual Total Returns (After Taxes on Distributions and Redemption)
--------------------------------------------------------------------------------
Equity 500 Index
Investment Class         -14.37%                 -3.56%                   0.00%
--------------------------------------------------------------------------------
Cumulative Total Returns (Before Taxes)
--------------------------------------------------------------------------------
Equity 500 Index
Investment Class         -22.25%                  4.02%                 138.28%
--------------------------------------------------------------------------------

                         COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews US mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a 'Money Watch' section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a 'Market Watch' department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of US mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a 'Mutual Funds Outlook' section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

US News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a 'Financial Workshop' section reporting on the mutual fund/financial industry.

                         ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ('ICI'). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

           VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND

                             VALUATION OF SECURITIES

The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the 'Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value securities at their last reported price or at some other value.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by the Advisor pursuant to procedures adopted by the Trust's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ('FRR 1' (formerly Accounting Series Release No. 113)) which concludes that there is 'no automatic formula' for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

                        REDEMPTIONS AND PURCHASES IN KIND

The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Class' net asset values (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund's Classes at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to its corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

The Fund may, at its own option, accept securities in payment for shares of a class. The securities delivered in payment for shares are valued by the method described above as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the investment advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund);
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares. The Fund and the Portfolio each reserve the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or the Portfolio.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are distributed by Scudder Distributors, Inc. ('SDI'). BT Institutional Equity 500 Index Fund has two classes, the Premier Class and the Investment Class. The following discussion on the purchase and redemption of shares is qualified in its entirety by the availability of a particular share class of the Fund.

General information on how to buy shares of the Fund is set forth in 'Buying and Selling Fund shares' in the Fund's Prospectuses. The following supplements that information.

Purchase of Investment and Premier Class Shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. The minimum initial investment for the Premier Class shares is $5,000,000, and the minimum subsequent investment is $1,000,000. These minimum amounts may be changed at any time in management's discretion.

                                       ANNUAL 12b-1
                                    DISTRIBUTION FEES
                                   (AS A % OF AVERAGE
                   SALES CHARGE     DAILY NET ASSETS)     OTHER INFORMATION
                   ------------    ------------------    -------------------
Investment Class       None              0.25%              Not applicable

In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Premier Class shares by setting up an account directly with the Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Premier and

Investment Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     Your redemption is for greater than $100,000 worth of shares,

     Your account registration has changed within the last 15 days,

     The check is being mailed to a different address than the one on your account (record address),

     The check is being made payable to someone other than the account owner(s),

     The redemption proceeds are being transferred to a fund account with a different registration, or

     You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and

SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct 'roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see 'Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ('trade date'). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A 'Business Day' means any day on which The New York Stock Exchange (the 'NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

The Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Because Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) is the Custodian and Scudder Investments Service Company, an affiliate is the Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with the Transfer Agent to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Transfer Agent must receive payment within one business day after an order for shares if placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Scudder Investments Service Company, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds,

Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See 'Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount.

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see 'Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under 'General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at
(800) 621-1048 or in writing, subject to the limitations on liability described under 'General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REDEMPTION IN KIND

Although it is the Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

SPECIAL FEATURES

Exchange Privilege. Shareholders of Investment and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Investment Class Shares. Shareholders of the Fund's Investment Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

Premier Class Shares. Shareholders of the Fund's Premier Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the '15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a 'market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a 'market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under 'Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under 'Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ('Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers ('SIMPLE'), Simplified Employee Pension Plan ('SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

                      MANAGEMENT OF THE TRUST AND PORTFOLIO

                              TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Portfolio are managed by their respective Board of Trustees. The Boards approve all significant agreements between the Trust/Portfolio and persons or companies furnishing services to the Fund/Portfolio, including the Fund's/Portfolio's agreements with its investment advisor, distributor, custodian and transfer agent. The Boards of Trustees and the executive officers are responsible for managing the Fund's/Portfolio's affairs and for exercising the Fund's/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust's and the Portfolio's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an 'interested person' of the Trust or Portfolio (as defined in the 1940 Act) (an 'Independent Trustee'). Information for each Non-Independent Trustee (the 'Interested Trustee') follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's/Portfolio's advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

                       TRUSTEES AND OFFICERS OF THE TRUST

                                                                                             NUMBER OF FUNDS
                       POSITION WITH THE                                                       IN THE FUND
   NAME AND             TRUST AND LENGTH         BUSINESS EXPERIENCE AND DIRECTORSHIPS       COMPLEX OVERSEEN
  BIRTH DATE             OF TIME SERVED                DURING THE PAST 5 YEARS                 BY TRUSTEE/1/
------------------     ------------------     ------------------------------------------     ----------------
Richard R. Burt        Trustee since 2002     Chairman, IEP Advisors, Inc. (July 1998                80
2/3/47                                        to present); Chairman of the Board,
                                              Weirton Steel Corporation/2/ (April 1996
                                              to present); Member of the Board,
                                              Hollinger International, Inc./2/
                                              (publishing) (1995 to present), HCL
                                              Technologies Limited (information
                                              technology) (April 1999 to present), UBS
                                              Mutual Funds (formerly known as Brinson
                                              and Mitchell Hutchins families of funds)
                                              (registered investment companies) (1995
                                              to present); and Member, Textron Inc./2/
                                              International Advisory Council (July
                                              1996 to present). Formerly, Partner,
                                              McKinsey & Company (consulting)
                                              (1991-1994) and US Chief Negotiator in
                                              Strategic Arms Reduction Talks (START)
                                              with former Soviet Union and US
                                              Ambassador to the Federal Republic of
                                              Germany (1985-1991); Member of the
                                              Board, Homestake Mining/2/ (mining and
                                              exploration) (1998-February 2001),
                                              Archer Daniels Midland Company/2/
                                              (agribusiness operations) (October
                                              1996-June 2001) and Anchor Gaming
                                              (gaming software and equipment) (March
                                              1999-December 2001).

S. Leland Dill         Trustee since 1999     Trustee, Phoenix Zweig Series Trust                    78
3/28/30                                       (since September 1989), Phoenix Euclid
                                              Market Neutral Funds (since May 1998)
                                              (registered investment companies);
                                              Retired (since 1986). Formerly, Partner,
                                              KPMG Peat Marwick (June 1956-June 1986);
                                              Director, Vintners International Company
                                              Inc. (June 1989-May 1992), Coutts (USA)
                                              International (January 1992-March 2000),
                                              Coutts Trust Holdings Ltd., Coutts Group
                                              (March 1991-March 1999); General
                                              Partner, Pemco (investment company)
                                              (June 1979-June 1986).

Martin J. Gruber       Trustee since 1999     Nomura Professor of Finance, Leonard N.                79
7/15/37                                       Stern School of Business, New York
                                              University (since 1964); Trustee, CREF
                                              (since 2000); Director, S.G. Cowen
                                              Mutual Funds (1985-2001), Japan Equity
                                              Fund, Inc. (since 1992), Thai Capital
                                              Fund, Inc. (since 2000) and Singapore
                                              Fund, Inc. (since 2000) (registered
                                              investment companies).

Richard J. Herring     Trustee since 1990     Jacob Safra Professor of International                 78
2/18/46                                       Banking and Professor, Finance
                                              Department, The Wharton School,
                                              University of Pennsylvania (since 1972);
                                              Director, Lauder Institute of
                                              International Management Studies (since
                                              2000); Co-Director, Wharton Financial
                                              Institutions Center (since 2000) and
                                              Vice Dean and Director, Wharton
                                              Undergraduate Division (1995-2000).

Joseph R. Hardiman     Trustee since 2002     Private Equity Investor (1997 to                       76
05/27/37                                      present); Director, Soundview Technology
                                              Group Inc. (investment banking) (July
                                              1998 to present), Corvis Corporation/2/
                                              (optical networking equipment) (July
                                              2000 to present), Brown Investment
                                              Advisory & Trust Company (investment
                                              advisor) (February 2001 to present), The
                                              Nevis Fund

                                                                                             NUMBER OF FUNDS
                       POSITION WITH THE                                                       IN THE FUND
   NAME AND             TRUST AND LENGTH         BUSINESS EXPERIENCE AND DIRECTORSHIPS       COMPLEX OVERSEEN
  BIRTH DATE             OF TIME SERVED                DURING THE PAST 5 YEARS                 BY TRUSTEE/1/
------------------     ------------------     ------------------------------------------     ----------------
                                              (registered investment company) (July 1999
                                              to present), and ISI Family of Funds
                                              (registered investment companies) (March
                                              1998 to present). Formerly, Director,
                                              Circon Corp./2/ (medical instruments)
                                              (November 1998-January 1999); President
                                              and Chief Executive Officer, The National
                                              Association of Securities Dealers, Inc.
                                              and The NASDAQ Stock Market, Inc.
                                              (1987-1997); Chief Operating Officer of
                                              Alex. Brown & Sons Incorporated (now
                                              Deutsche Bank Securities Inc.)
                                              (1985-1987); General Partner, Alex. Brown
                                              & Sons Incorporated (now Deutsche Bank
                                              Securities Inc.) (1976-1985).

Graham E. Jones        Trustee since 2002     Senior Vice President, BGK Realty, Inc.                78
01/31/33                                      (commercial real estate) (since 1995);
                                              Trustee, 8 open-end mutual funds managed
                                              by Weiss, Peck & Greer (since 1985) and
                                              Trustee of 22 open-end mutual funds
                                              managed by Sun Capital Advisers, Inc.
                                              (since 1998).

Rebecca W. Rimel       Trustee since 2002     President and Chief Executive Officer,                 78
4/10/51                                       The Pew Charitable Trusts (charitable
                                              foundation) (1994 to present). Formerly,
                                              Executive Director, The Pew Charitable
                                              Trusts (1988-1994); Director, ISI Family
                                              of Funds (registered investment
                                              companies) (1997-1999) and Director and
                                              Executive Vice President, The Glenmede
                                              Trust Company (investment trust and
                                              wealth management (1994-2002).

Philip Saunders, Jr.   Trustee since 1999     Principal, Philip Saunders Associates                  78
10/11/35                                      (Economic and Financial Consulting)
                                              (since 1988). Formerly, Director,
                                              Financial Industry Consulting, Wolf &
                                              Company (consulting)(1987-1988);
                                              President, John Hancock Home Mortgage
                                              Corporation (1984-1986); Senior Vice
                                              President of Treasury and Financial
                                              Services, John Hancock Mutual Life
                                              Insurance Company, Inc. (1982-1986).

William N. Searcy      Trustee since 2002     Pension & Savings Trust Officer, Sprint                78
09/03/46                                      Corporation/2/ (telecommunications) (since
                                              1989); Trustee of 22 open-end mutual
                                              funds managed by Sun Capital Advisers,
                                              Inc. (since 1998).

Robert H. Wadsworth    Trustee since 2002     President, Robert H. Wadsworth                         81
1/29/40                                       Associates, Inc. (consulting firm) (1982
                                              to present); President and Director,
                                              Trust for Investment Managers
                                              (registered investment company) (1999 to
                                              present). Formerly President, Investment
                                              Company Administration, L.L.C.
                                              (1992*-July 2001); President, Treasurer
                                              and Director, First Fund Distributors,
                                              Inc. (1990-January 2002); Vice
                                              President, Professionally Managed
                                              Portfolios (1999-2002) and Advisors
                                              Series Trust (1997-2002) (registered
                                              investment companies); and President,
                                              Guinness Flight Investment Funds, Inc.
                                              (registered investment companies).

                                              * Inception date of the corporation
                                                which was the predecessor to the LLC.

                                                                                             NUMBER OF FUNDS
                       POSITION WITH THE                                                       IN THE FUND
   NAME AND             TRUST AND LENGTH         BUSINESS EXPERIENCE AND DIRECTORSHIPS       COMPLEX OVERSEEN
  BIRTH DATE             OF TIME SERVED                DURING THE PAST 5 YEARS                 BY TRUSTEE/1/
------------------     ------------------     ------------------------------------------     ----------------
INTERESTED TRUSTEE
Richard T. Hale/3/     Trustee since 1999     Managing Director, Deutsche Bank                       78
7/17/45                                       Securities Inc. (formerly Deutsche Banc
                                              Alex. Brown Inc.) and Deutsche Asset
                                              Management (1999 to present); Director
                                              and President, Investment Company
                                              Capital Corp. (registered investment
                                              advisor) (1996 to present); President,
                                              DB Hedge Strategies Fund LLC (June 2002
                                              to present); Director, Deutsche Global
                                              Funds, Ltd. (2000 to present), CABEI
                                              Fund (2000 to present), North American
                                              Income Fund (2000 to present)
                                              (registered investment companies); Vice
                                              President, Deutsche Asset Management,
                                              Inc. (2000 to present); Chartered
                                              Financial Analyst. Formerly, Director,
                                              ISI Family of Funds (registered
                                              investment company) (1992-1999).

   OFFICERS

                       POSITION WITH THE
   NAME AND             FUND AND LENGTH                    BUSINESS EXPERIENCE AND DIRECTORSHIPS
  BIRTH DATE            OF TIME SERVED                            DURING THE PAST 5 YEARS
------------------     ------------------     ---------------------------------------------------------
Richard T. Hale        President since 2000   See information provided under Interested Trustee.
7/17/45


Charles A. Rizzo       Treasurer since 1999   Director, Deutsche Asset Management (April 2000 to
8/5/57                                        present); Certified Public Accountant; Certified
                                              Management Accountant. Formerly, Vice President
                                              and Department Head, BT Alex. Brown Incorporated
                                              (Deutsche Bank Securities Inc.) (1998-1999);
                                              Senior Manager, Coopers & Lybrand L.L.P.
                                              (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch       Secretary since 1999;  Managing Director, Deutsche Asset Management
3/27/54                Vice President since   (2002-present) and Director, Deutsche Global Funds
                       2000                   Ltd. (2002-present). Formerly, Director, Deutsche
                                              Asset Management (1999-2002), Principal, BT Alex.
                                              Brown Incorporated (now Deutsche Bank Securities
                                              Inc.) (1998-1999); Assistant General Counsel,
                                              United States Securities and Exchange Commission
                                              (1993-1998).


Bruce A. Rosenblum     Assistant Secretary    Director, Deutsche Asset Management
9/14/60                since 2002             (2002-present). Formerly, Vice President, Deutsche
                                              Asset Management (2000-2002); Partner, Freedman,
                                              Levy, Kroll & Simonds (1994-2000); Counsel to
                                              Commissioner J. Carter Beese, Staff Attorney,
                                              Divisions of Enforcement and Corporation Finance,
                                              Securities and Exchange Commission (1986-1994).

Amy M. Olmert          Assistant Secretary    Director, Deutsche Asset Management
5/14/63                since 1999             (1999-present); Certified Public Accountant (1989
                                              to present). Formerly, Vice President, BT Alex.
                                              Brown Incorporate (now Deutsche Bank Securities
                                              Inc.) (1997-1999); Senior Manager, Coopers &
                                              Lybrand LLP (now PricewaterhouseCoopers LLP)
                                              (1992-1997).

                       POSITION WITH THE
   NAME AND             FUND AND LENGTH                    BUSINESS EXPERIENCE AND DIRECTORSHIPS
  BIRTH DATE            OF TIME SERVED                            DURING THE PAST 5 YEARS
------------------     ------------------     ---------------------------------------------------------
Jeffrey A. Engelsman   Vice President and     Vice President, Deutsche Asset Management (1999 to
9/28/67                Anti-Money             present). Formerly, Attorney, Great-West Life &
                       Laundering             Annuity Insurance Company (1995 to 1999).
                       Compliance Officer
                       since 2002

     /1/ As of July 30, 2002, the total number of Funds in the Fund Complex is 84.

     /2/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     /3/ Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

     Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

TRUSTEE OWNERSHIP IN THE FUND/1/

                                                                              AGGREGATE DOLLAR RANGE OF
                                                                          OWNERSHIP AS OF DECEMBER 31, 2002
                                      DOLLAR RANGE OF BENEFICIAL           IN ALL FUNDS OVERSEEN BY DIRECTOR
TRUSTEE                               OWNERSHIP IN THE FUND                     IN THE FUND COMPLEX/2/
------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------
Richard R. Burt                       None                                Over $100,000
------------------------------------------------------------------------------------------------------------
S. Leland Dill                        None                                Over $100,000
------------------------------------------------------------------------------------------------------------
Martin J. Gruber                      None                                $10,001 - $50,000
------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                                Over $100,000
------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                    None                                $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Graham E. Jones                       None                                Over $100,000
------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                                Over $100,000
------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.                  None                                Over $100,000
------------------------------------------------------------------------------------------------------------
William N. Searcy                     None                                $1 - $10,000
------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                                Over $100,000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------
Richard T. Hale                       None                                Over $100,000
------------------------------------------------------------------------------------------------------------

/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
     $100,001.

/2/ The funds overseen by the trustees in the Fund Complex consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

No Independent Trustee as of December 31, 2002 owned (nor did their immediate family members own) securities in the Advisor or principal underwriter of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Fund.

                           TRUSTEE COMPENSATION TABLE

---------------------------------------------------------------------------
                                                              TOTAL
                        AGGREGATE           AGGREGATE         COMPENSATION
                        COMPENSATION FROM   COMPENSATION      FROM
TRUSTEE                 THE TRUST           FROM PORTFOLIO    FUND COMPLEX/1/
---------------------------------------------------------------------------
Richard R. Burt                 $19,968        $3,784          $125,612/2/
---------------------------------------------------------------------------
S. Leland Dill                  $21,549        $4,763          $102,250
---------------------------------------------------------------------------
Martin J. Gruber                $20,792        $4,608          $ 99,750
---------------------------------------------------------------------------
Joseph R. Hardiman              $28,118/3/     $5,521/4/       $156,932/2/
---------------------------------------------------------------------------
Richard J. Herring              $20,792        $4,608          $ 99,750
---------------------------------------------------------------------------
Graham E. Jones                 $19,968        $3,784          $ 80,500
---------------------------------------------------------------------------
Rebecca W. Rimel                $38,436/3/     $7,568/4/       $184,611/2/
---------------------------------------------------------------------------
Philip Saunders, Jr.            $26,847/3/     $5,849/4/       $119,083/2/
---------------------------------------------------------------------------
William N. Searcy               $19,968        $3,784          $ 83,500
---------------------------------------------------------------------------
Robert H. Wadsworth             $19,968        $3,784          $125,612/2/
---------------------------------------------------------------------------
Richard T. Hale                 N/A            N/A              N/A
---------------------------------------------------------------------------

/1/ Aggregated information is furnished for the Fund Complex which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation provided is for the calendar year ended December 31, 2002.

/2/ Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Saunders and Wadsworth $88,611, $29,612, $60,932, $19,333 and $29,612, respectively, was deferred pursuant to a deferred compensation plan.

/3/ Of amounts payable to Ms. Rimel and Messrs. Hardiman and Saunders $18,468, $8,150 and $6,055, respectively, was deferred pursuant to a deferred compensation plan.

/4/ Of amounts payable to Ms. Rimel and Messrs. Hardiman and Saunders $3,784, $1,737 and $1,241, respectively, was deferred pursuant to a deferred compensation plan.


As of February 20, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Wilmington Trust Co TTEE, FBO Demakes Enterprises Inc. & 401K, A/C # 58936-5, C/O Mutual Funds, PO BOX 8880, Wilmington, DE 19899 (7.23%); Charles Schwab & Co., Omnibus Account Reinvest,
Attn: Mutual Fund Acct Mgmt Team, 101 Montegomery Street, 333-8, San Francisco, CA 94104 (6.18%); Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052
(5.99%).

           INFORMATION CONCERNING COMMITTEES AND MEETINGS OF TRUSTEES

The Board of Trustees of the Trust and Portfolio met 4 times during the fiscal year ended December 31, 2002 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Messrs. Dill, Hale and Saunders comprise the Valuation Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Portfolio which may arise between meetings of the Trustees. Messrs. Burt, Jones, Searcy and Wadsworth serve as alternates members of the Valuation Committee. The Trusts and Portfolio have an Audit Committee consisting of Ms. Rimel and Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Saunders, Searcy and Wadsworth. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. Mr. Dill serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee met 4 times. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio and Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's/Portfolio's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund/Portfolio, its investment advisor and affiliates by the independent public accountants.

                                 CODE OF ETHICS

The Boards of Trustees of the Trust, on behalf of the Fund, and the Portfolio have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics specifies that access persons of the Fund or Portfolio who are subject to Codes of Ethics adopted by their employers may comply with their employer's Code in lieu of the Fund's or Portfolio's Code if such Code has been approved by the Board of Trustees. As a result, the Fund's/Portfolio's Code permits Fund/Portfolio personnel to invest in securities, that may be purchased or held by the Fund for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's/Portfolio's Code of Ethics provides for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund/Portfolio in the same security, and other restrictions which are imposed by the Codes of Ethics of the advisor and distributor. The Portfolio's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ('Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading 'blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                               INVESTMENT ADVISOR

The Trust has not retained the services of an investment advisor since the Trust seeks to achieve the investment objectives of the Fund by investing all the assets of the Fund in the Portfolio.

The Shareholders and the Trustees approved a proposal to change the advisor from Bankers Trust Company (now Deutsche Bank Trust Company Americas) ('Bankers Trust') to Deutsche Asset Management, Inc. ('DeAM, Inc.'). Under the new advisory agreement with DeAM, Inc., the service provided by DeAM, Inc. is the same as under the advisory agreement with Bankers Trust. There will be no change in portfolio managers, fund operations or management oversight of the funds as a result of the change in the advisor. As of April 30, 2001, DeAM, Inc. is the investment advisor.

Deutsche Bank Trust Company Americas and DeAM, Inc. are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the Federal Republic of Germany. Deutsche Bank AG is the parent company of a group consisting of banks, consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, research and consultancy companies and other domestic and foreign companies.

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

DeAM, Inc., 208 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of its Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Advisor supervises and assists in the management of the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. The Advisor pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are 'interested persons' (as defined in the 1940 Act) of the Advisor.

Under the Advisory Agreement, the advisor receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Portfolio.

For the period April 30, 2001 through December 31, 2001, DeAM, Inc. earned $1,247,667 for investment advisory services provided to the Portfolio. During the same period DeAM, Inc. reimbursed $0 to the Portfolio to cover expenses.

For the period prior to April 30, 2001, Bankers Trust, an affiliate of DeAM, Inc. served as investment advisor to the Portfolio. For the period January 1, 2001 through April 30, 2001, Bankers Trust earned $1,195,852 for investment advisory services provided to the portfolio. For the fiscal years ended December 31, 2000 and 1999, Bankers Trust earned $4,136,851 and $5,134,906, respectively, as compensation for investment advisory services provided to the Portfolio.

The Fund's prospectus contains disclosure as to the amount of DeAM, Inc.'s investment advisory and administration and services fees, including waivers thereof. DeAM, Inc. may not recoup any of its waived investment advisory or administration and services fees.

ADVISORY CONTRACT APPROVAL

The Investment Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under 'Capital Stock'). In approving the continuation of the Portfolio's investment advisory agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Portfolio; (2) the Advisor's compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Portfolio through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Portfolio and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep Portfolio's excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Portfolio. After requesting and

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

reviewing such information, as they deemed necessary, the Board concluded that the continuance of advisory agreement was in the best interests of the Fund and its shareholders. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

                                  ADMINISTRATOR

The Trustees approved a proposal to change the administrator to Investment Company Capital Corp. ('ICCC' or the 'Administrator') from Bankers Trust (Deutsche Bank Trust Company Americas). On July 1, 2001, ICCC is the administrator to the Trust. Under its Administration Agreement with the Trust, ICCC calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration Agreement provides for the Trust to pay a fee, computed daily and paid monthly, equal on an annual basis to 0.30% of the average daily net assets of the Fund.

Under Administration Agreement with the Portfolio, the Administrator calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration Agreement provides for the Portfolio to pay the Advisor a fee, accrued daily and paid monthly, computed as a percentage of the average daily net assets of the Portfolio which on an annual basis is equal to an amount that brings the total annual operating expenses as a percentage of the Portfolio's average daily net assets up to 0.05%. Under the Administration Agreement, the Advisor may delegate one or more of its responsibilities to others at the Advisor's expense. Prior to July 1, 2001, Bankers Trust (Deutsche Bank Trust Company Americas) was the Administrator to the Fund and the Portfolio.

Under the Administration Agreement, ICCC is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. ICCC will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the period July 1, 2001 through December 31, 2001, ICCC earned $948,226 in compensation for administrative and other services provided to the Fund. During the same period, ICCC. reimbursed $358,947 to the Fund to cover expenses.

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

For the period January 1, 2001 through June 30, 2001, Bankers Trust earned $1,110,337 in compensation for administrative and other services provided to the Fund. For the fiscal years ended December 31, 2000 and 1999, Bankers Trust earned $2,825,842 and $2,795,831, respectively, in compensation for administrative and other services provided to the Fund. During the same periods, Bankers Trust reimbursed $413,476, $1,184,892 and $1,333,892, respectively, to the Fund to cover expenses.

For the period July 1, 2001 through December 31, 2001, ICCC earned $0 in compensation for administrative and other services provided to the Portfolio. For the same period, ICCC reimbursed $0 to the Portfolio to cover expenses.

For the period January 1, 2001 through June 30, 2001, Bankers Trust earned $0 in compensation for administrative and other services provided to the Portfolio. For the years ended December 31, 2000 and 1999, Bankers Trust earned $100,992 and $344,960, respectively, in compensation for administrative and other services provided to the Portfolio.

                                   DISTRIBUTOR

SDI serves as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a 'Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

                                  SERVICE AGENT

Investment Company Capital Corp., an affiliate acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Advisor from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding the Trust, investing client cash account balances automatically in Fund shares and processing redemption transactions at the request of clients, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies, arranging for bank wires and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients

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

additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Advisor, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          CUSTODIAN AND TRANSFER AGENT

Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), 100 Plaza One, Jersey City, New Jersey 07311, serves as Custodian for the Trust and the Portfolio. As Custodian, it holds the Fund's and Portfolio's assets. Deutsche Bank Trust Company Americas will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Bank, Inc. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the closing occurred on or about January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees will become State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodian services to the Funds, subject to DBT Co. oversight. Furthermore, certain of the Funds currently use DBT Co. and DBAG, NY ("Deutsche") as its securities lending agent. Therefore, in connection with the transaction the Board on January 13, 2003 approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of securities lending services for all Funds authorized to participate in securities lending, subject to oversight from Deutsche. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian. At a later date, Deutsche Asset Management will make recommendations to the Funds' Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Funds.

Scudder Investments Service Company ("SISC"), serves as transfer agent of the Trust and of the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. SISC may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses.

                                    EXPENSES

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Advisor or ICC Distributors, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations.

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

The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Advisor or ICC Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and from time to time provides certain legal services to DeAM, Inc. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201 has been selected as Independent Accountants for the Trust.

                            ORGANIZATION OF THE TRUST

The Trust was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

The Trust is an entity commonly known as a 'Massachusetts business trust.' Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the

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Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of the Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

As of February 20, 2003, no shareholders of record owned 25% or more of the voting securities of Equity 500 Index Fund--Investment Class, and, therefore, are not deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders.

                                    TAXATION

                              TAXATION OF THE FUND

The Trust intends to qualify annually and to elect for the Fund to be treated as a regulated investment company under the Code. As a regulated investment company, the Fund will not be subject to US Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability. The Fund also does not anticipate paying any excise taxes. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal

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income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts and options on most stock indices, is subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a 'hedging transaction' nor part of a 'straddle,' 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

                                  DISTRIBUTIONS

The Fund distributes substantially all of its net income and capital gains to shareholders each year. Income dividends are distributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Dividends paid out of the Fund's investment company taxable income and short-term capital gains will be taxable to a US shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable as if paid on December 31. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a taxable amount, and a cost basis in each such share, equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the US Federal income tax status of distributions. Shareholders should consult their own tax advisor concerning the application of federal, state and local taxes to the distributions they receive from the Fund. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ('buying a dividend'), you

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will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

                            TAXATION OF THE PORTFOLIO

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                               BACKUP WITHHOLDING

The Fund may be required to withhold US Federal income tax at the current rate of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US Federal income tax liability.

                              FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                 OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

                              FINANCIAL STATEMENTS

The financial statements for the Fund or Portfolio for the period ended December 31, 2001, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated December 31, 2001. A copy of the Fund's Annual Report may be obtained without charge by contacting the Deutsche Asset Management Service Center at 1-800-730-1313.

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                             ADDITIONAL INFORMATION

INTERNET ACCESS

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

OTHER INFORMATION

The CUSIP numbers for each class of the Fund are:

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Equity 500 Index Fund - Premier Class            Premier Class: 055924500

Equity 500 Index Fund - Investment Class         Investment Class: 055924799

Equity 500 Index Fund - Premier Class has a fiscal year ending December 31st.

Equity 500 Index Fund - Investment Class has a fiscal year ending December 31st.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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                                    APPENDIX

                        BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

S&P's BOND RATINGS

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated 'AA' has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

The rating 'AA' may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa judged to be the best quality, carry the smallest degree of investment risk; Aa judged to be of high quality by all standards.

S&P's COMMERCIAL PAPER RATINGS

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                               FEBRUARY 24, 2003

INVESTMENT ADVISOR
DEUTSCHE ASSET MANAGEMENT, INC.
280 Park Avenue
New York, NY 10017

CUSTODIAN
DEUTSCHE BANK TRUST COMPANY AMERICAS
100 Plaza One
Jersey City, New Jersey 07311

DISTRIBUTOR
SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808

ADMINISTRATOR
INVESTMENT COMPANY CAPITAL CORPORATION
c/o Scudder Investments
811 Main Street
Kansas City, MO 64105

TRANSFER AGENT
SCUDDER INVESTMENTS SERVICE COMPANY
c/o Scudder Investments
811 Main Street
Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

COUNSEL
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP # 055924799
SAI1662 (02/03)

PART C   OTHER INFORMATION

Item 23. Exhibits.

(a)     Amended and Restated Declaration of Trust dated March 29, 1990; 1

        (i) Nineteenth Amended Establishment and Designation of Series of Shares of Beneficial Interest dated as of January 24, 2001; 13

(b)     By-Laws; 1

(c)     Incorporated by reference to (b) above;

(d)     Investment Advisory Agreement; filed herewith

(e)     Distribution Agreement dated August 19, 2002 - filed herewith

(f)     Bonus or Profit Sharing Contracts -- Not applicable;

(g)     Custodian Agreement dated July 1, 1996; 4

        (i) Amendment #1 to Exhibit A dated March 26, 1997 of the Custodian Agreement; 4

        (ii) Amendment #2 to Exhibit A dated October 8, 1997 of Custodian Agreement; 5

        (iii) Amendment #3 to Exhibit A dated October 31, 1997 of Custodian Agreement; 5

        (iv) Cash Services Addendum dated December 18, 1998 to Custodian Agreement; 6

        (v) Amendment #4 to Exhibit A dated December 9, 1998 of Custodian Agreement; 9

        (vi) Custodian Agreement dated September 10, 1996 on behalf of Daily Assets Fund Institutional; 4; as revised April 27, 2001; 13

        (vii) Delegation of Responsibilities as a Foreign Custody Manager under Rule 17-5 and Assumption by Delegate of Certain Responsibilities under Rule 17f-7 dated July 2, 2001; 14

(h)     Administration Agreement dated July 1, 2001; 14

        (i) Expense Limitation Agreement dated July 1, 2001, among BT Institutional Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, BT Investment Portfolios, Deutsche Asset Management, Inc. and Investment Company Capital Corp.; 15

(i)     Legal Opinion - Not Applicable;

(j)     Consent of Independent Accountants - filed herewith;

(k)     Omitted Financial Statements - Not Applicable;

(l)     (i)     Investment representation letter of initial shareholder of
                Equity 500 Index Fund; 7

        (ii) Investment representation letter of initial shareholder of Liquid Assets Fund Institutional; 1

        (iii) Investment representation letter of initial shareholder of Daily Assets Fund Institutional; 2

(m)     Rule 12b-1 Plans - Not Applicable;

(n)     Financial Data Schedules - Not Applicable;

(o) Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 dated March 9, 2001; 16

(p)     Fund, Adviser, and Distributor Codes of Ethics - filed herewith;

        (i)     Amended Adviser Code of Ethics dated July 1, 2001; 14

(q)     Powers of Attorney - filed herewith.

----------
1. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement as filed with the Commission on July 5, 1995.
2. Incorporated by reference to Amendment No. 21 to the Registration Statement as filed with the Commission on September 24, 1996.
3. Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the Commission on November 24, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the Commission on September 10, 1997.
5. Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the Commission on January 28, 1998.
6. Incorporated by reference to Amendment No. 31 to the Registration Statement as filed with the Commission on October 27, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the Commission on April 30, 1992.
8. Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed with the Commission on January 28, 1999.
9. Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement as filed with the Commission on February 8, 1999.
10. Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement as filed with the Commission on March 17, 1997.
11. Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement as filed with the Commission on April 30, 1999.

12. Incorporated by reference to Amendment No. 31 to the Registration Statement as filed with the Commission on April 28, 2000.
13. Incorporated by reference to Amendment No. 42 to the Registration Statement as filed with the Commission on April 30, 2001.
14. Incorporated by reference to Amendment No. 43 to the Registration Statement as filed with the Commission on October 26, 2001.
15. Incorporated by reference to Amendment No. 34 to the Registration Statement as filed with the Commission on February 28, 2002.
16. Incorporated by reference to Amendment No. 35 to the Registration Statement as filed with the Commission on April 30, 2002.

Item 24. Persons Controlled by or under Common Control with Registrant.

None

Item 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the Commission on April 30, 1996.

Item 26. Business and Other Connections of Investment Adviser.

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)     Items 1 and 2 of Part II

(b)     Section 6, Business Background, of each Schedule D.

Item 27. Principal Underwriters.

(a) As of September 3, 2002, Scudder Distributors, Inc. ("SDI") acts as principal underwriter and exclusive placement agent of the Registrant's shares.

(b) Information on the officers and directors of SDI, principal underwriter and exclusive placement agent for the Registrant as of September 3, 2002, is set forth below. SDI's principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                  (1)                                (2)                                  (3)
Name and Principal Business Address    Position and Offices with Distributor    Positions and Offices with Registrant
Thomas F. Eggers                       Chairman and Director
345 Park Avenue
New York, NY 10154

Jonathan R. Baum                       Chief Executive Officer, President and
345 Park Avenue                        Director
New York, NY 10154

William F. Glavin                      Vice President and Director
Two International Place
Boston, MA  02110-4103

John W. Edwards, Jr.                   Chief Financial Officer and Treasurer
60 Wall Street
New York, NY  10005-2858

Caroline Pearson                       Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack                      Vice President and Chief Compliance
Two International Place                Officer
Boston, MA  02110-4103

C. Perry Moore                         Chief Operating Officer and Vice
222 South Riverside Plaza              President
Chicago, IL 60606

Scott B. David                         Vice President
Two International Place
Boston, MA  02110-4103

                  (1)                                (2)                                  (3)
Name and Principal Business Address    Position and Offices with Distributor    Positions and Offices with Registrant
David Edlin                            Vice President
222 South Riverside Plaza
Chicago, IL 60606

Robert Froelich                        Vice President
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher                   Vice President
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan                     Vice President
Two International Place
Boston, MA  02110-4103

Kenneth P. Murphy                      Vice President
Two International Place
Boston, MA 02110

Philip J. Collora                      Assistant Secretary
222 South Riverside Plaza
Chicago, IL  60606

(c)     None

ITEM 28. Location of Accounts and Records.

BT Institutional Funds:                      Deutsche Asset Management
(Registrant)                                 One South Street
                                             Baltimore, MD  21202

Deutsche Asset Management, Inc.:             280 Park Avenue
(Investment Advisor)                         New York, NY 10017

ICCC:                                        One South Street
(Administrator and Transfer Agent)           Baltimore, MD 21202

Scudder Distributors, Inc.:                  222 South Riverside Plaza
(Distributor)                                Chicago, IL 60606

Deutsche Bank Trust Company
Americas:                                    100 Plaza One
(Custodian)                                  Jersey City, NJ 07311

Scudder Investor Services, Inc.              Two International Place
(Sub-Transfer Agent                          Boston, Massachusetts 02110
and Sub-Dividend Distribution Agent)

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940,as amended, the Registrant, BT INSTITUTIONAL FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 24th day of February, 2003.

                                    BT INSTITUTIONAL FUNDS

                                    By:  /s/ BRUCE A ROSENBLUM
                                       ------------------------------
                                       Bruce A. Rosenblum, Assistant Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                                         TITLE                             DATE
--------------------------------------------------------------------------------------------
By:  /s/Bruce A. Rosenblum          Assistant Secretary                 February 24, 2003
     ----------------------
     Bruce A. Rosenblum             (Attorney in Fact
                                    For the Persons Listed Below)

/s/ WILLIAM GLAVIN*                 President, Chief Executive
William Glavin                      Officer

/s/ CHARLES A. RIZZO*               Treasurer (Principal
Charles A. Rizzo                    Financial and Accounting Officer)

/s/ RICHARD R. BURT*                Trustee
Richard R. Burt

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*               Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*             Trustee
Richard J. Herring

/s/ RICHARD T. HALE*                Trustee
Richard T. Hale

/s/ PHILIP SAUNDERS, JR.*           Trustee
Philip Saunders, Jr.

/s/ JOSEPH R. HARDIMAN*             Trustee
Joseph R. Hardiman

/s/ RICHARD J. HERRING*             Trustee
Richard J. Herring

/s/ GRAHAM E. JONES*                Trustee
Graham E. Jones

/s/ REBECCA W. RIMEL*               Trustee
Rebecca W. Rimel

/s/ WILLIAM N. SEARCY*              Trustee
William N. Searcy

/s/ ROBERT H. WADSWORTH*            Trustee
Robert H. Wadsworth

*By Power of Attorney, dated September 3, 2002, filed herewith.

                                   SIGNATURES

        EQUITY 500 INDEX PORTFOLIO have duly caused this Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of BT Institutional Funds to be signed on their behalf by the undersigned authorized in the City of Baltimore and the State of Maryland on the 24th day of February, 2003.

                                    EQUITY 500 INDEX PORTFOLIO

                                    By: /s/BRUCE A ROSENBLUM
                                        ---------------------------
                                        Bruce A. Rosenblum, Assistant Secretary

This Post-Effective Amendment No. 36 to the Registration Statement of BT Institutional Funds has been signed below by the following persons in the capacities indicated with respect to the EQUITY INDEX PORTFOLIO.

NAME                                        TITLE                            DATE
By:  /s/Bruce A. Rosenblum          Assistant Secretary                 February 24, 2003
     ----------------------         (Attorney in Fact
     Bruce A. Rosenblum             For the Persons Listed Below)

/s/ WILLIAM GLAVIN*                 President, Chief Executive
William Glavin                      Officer

/s/ CHARLES A. RIZZO*               Treasurer (Principal
Charles A. Rizzo                    Financial and Accounting Officer)

/s/ RICHARD R. BURT*                Trustee
Richard R. Burt

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*               Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*             Trustee
Richard J. Herring

/s/ RICHARD T. HALE*                Trustee
Richard T. Hale

/s/ PHILIP SAUNDERS, JR.*           Trustee
Philip Saunders, Jr.

/s/ JOSEPH R. HARDIMAN*             Trustee
Joseph R. Hardiman

/s/ RICHARD J. HERRING*             Trustee
Richard J. Herring

/s/ GRAHAM E. JONES*                Trustee
Graham E. Jones

/s/ REBECCA W. RIMEL*               Trustee
Rebecca W. Rimel

/s/ WILLIAM N. SEARCY*              Trustee
William N. Searcy

/s/ ROBERT H. WADSWORTH*            Trustee
Robert H. Wadsworth

*By Power of Attorney, dated September 3, 2002, filed herewith.

                             RESOLUTIONS RELATING TO

                     RATIFICATION OF REGISTRATION STATEMENTS

                   (Approved by the Boards of each Investment
                 Company with a Fiscal Year End of December 31)

RESOLVED, that the proper officers of the Trust be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Trust, a Post-Effective Amendment under the Securities Act of 1933 (the "1933 Act") and an Amendment under the Investment Company Act of 1940, as amended, (the "1940 Act") to the Trust's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Securities and Exchange Commission (the "Commission"), under the 1933 Act and the 1940 Act and to appear, together with legal counsel, on behalf of the Trust before the Commission in connection with any matter relating to the Registration Statement.

RESOLVED, that the proper officer of the Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust.

RESOLVED, that the proper and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Trust.

RESOLVED, that the proper officers of the Portfolio Trust be, and they hereby are, authorized and directed to execute, in the name and on behalf of the Portfolio Trust, an Amendment under the 1940 Act to the Portfolio Trust's Registration Statement, to procure all other necessary signatures thereon, and to file the appropriate exhibits thereto, with the Commission, and to appear, together with legal counsel, on behalf of the Portfolio Trust before the Commission in connection with any matter relating to the Registration Statement.

RESOLVED, that the proper officer of the Portfolio Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Portfolio Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify shares of common stock of the Portfolio Trust for issuance and sale or to request an exemption from registration of shares of common stock of the Portfolio Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Portfolio Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Portfolio Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Trustees and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Portfolio Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Portfolio Trust.

RESOLVED, that any and all actions heretofore or hereafter taken by such officer or officers within the terms of the foregoing resolutions be, and they hereby are, ratified and confirmed as the authorized act and deed of the Portfolio Trust.